UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 3, 2019

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Result of Operations and Financial Condition.

On April 5, 2019, Vornado Realty Trust (the “Company”) made available to its shareholders its Annual Report for the year ended December 31, 2018. The Chairman’s Letter included with the Annual Report contains information regarding transactions completed during the fiscal quarter ended March 31, 2019, and other information that may be of interest to investors. A copy of the Chairman’s Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

The Chairman’s Letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance. They represent the Company’s  intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the Company’s future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in the Chairman’s Letter. We also note the following forward-looking statements that have been included in the Chairman’s Letter: 2019 retail cash NOI guidance; statements regarding future capital expenditures, acquisitions or dispositions, including, without limitation, statements regarding the Penn District, and statements regarding potential management and corporate governance changes. Many of the factors that will determine the outcome of these and the Company’s other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and the Company’s future results and financial condition, see “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date of the Chairman’s Letter. All subsequent written and oral forward-looking statements attributable to the Company or any person on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statement to reflect events or circumstances occurring after the date of the Chairman’s Letter.

In accordance with General Instruction B.2 of Form 8-K, the information incorporated by reference in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company or Vornado Realty L.P., the operating partnership through which the Company conducts its business, under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Matters:

On April 3, 2019, the Board of Trustees (the “Board”) appointed Michael J. Franco to the position of President of the Company.

Mr. Franco has been with the Company since 2011, most recently serving as Executive Vice President - Chief Investment Officer where he has been the lead for acquisitions, dispositions and financings and has been involved in all important decisions and strategy. Prior to joining Vornado, he was Managing Director, Head of MSREF US at Morgan Stanley.  Mr. Franco is 50 years old.

On April 3, 2019, the Board appointed David R. Greenbaum to the position of Vice Chairman of the Company.  Mr. Greenbaum was previously President of the Company’s New York Division.

Board of Trustees Matters:

On April 3, 2019, the Board elected William H. Helman IV to the Board and appointed Mr. Helman to the Board’s Compensation Committee and its Corporate Governance and Nominating Committee. In connection with his service on the Board and its Compensation and Corporate Governance and Nominating Committees, Mr. Helman will participate in the Company’s Trustee compensation program for non-officers pursuant to which Mr. Helman will receive an annual cash retainer of $75,000 and an annual grant of restricted shares or restricted units with a value equal to $175,000 (not to be sold while he is a Trustee, except in certain circumstances).  Mr. Helman will also receive an annual cash retainer of $5,000 for his service on each Board committee that he serves on.

Mr. Helman is a general partner at Greylock Partners, a venture capital firm.  He joined Greylock in 1984 and served as its managing partner from 1999 to 2013.  Mr. Helman has been a member of the Board of Directors of the Ford Motor Company (a public company) since 2011 and serves on its finance committee, nominating and governance committee and as chair of the sustainability and innovation committee.  In addition, Mr. Helman currently serves on the boards of the Broad Institute, Harvard Management Company, Isabella Stewart Gardner Museum, Dartmouth-Hitchcock Medical Center and the Steppingstone Foundation.  Mr. Helman is 60 years old.

On April 3, 2019, Daniel R. Tisch was appointed by the Board as the Chair of the Board’s Compensation Committee, succeeding Michael Lynne who had been the Committee’s Chair until his passing on March 24, 2019.

On April 3, 2019, Robert P. Kogod informed the Board that he would not stand for reelection at the Company’s 2019 Annual Meeting of Shareholders.

Item 7.01.             Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

On April 5, 2018, the Company issued a press release announcing the following appointments: (i) Michael J. Franco to the position of President;  (ii) David R. Greenbaum to the position of Vice Chairman; (iii) Glenn J. Weiss to the position of Executive Vice President—Office Leasing—Co-Head of Real Estate; and (iv) Barry Langer to the position of Executive Vice President—Development—Co-Head of Real Estate.  The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information incorporated by reference in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company or Vornado Realty L.P., the operating partnership through which the Company conducts its business, under the Securities Act or the Exchange Act.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished, not filed, as part of this Current Report on Form 8-K:

99.1

The Chairman’s Letter includes several references to the Company’s website.  These references are intended to be inactive textual references and are not intended to function as a hyperlink. The information on the Company’s website is not and should not be considered part of the Chairman’s Letter and is not incorporated therein or herein by reference.

99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: April 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: April 5, 2019